EXHIBIT 10.1

                            WOODHEAD INDUSTRIES, INC.
                            -------------------------

                           Board Compensation Summary
                           --------------------------





Compensation Elements                            Amount
---------------------                            ------

        o   Annual Retainer                      $20,000
            (Pd. in quarterly installments)

        o   Meeting Fees (Board                  $  1,500
            and Committee)

        o   Equity Grants

            - Appointment Grant                  Restricted Stock
                                                 2,000 shares
                                                 (2 yr. Ratable vesting)

            - Annual Grant                       Restricted Stock
                                                 2,000 shares
                                                 (1 yr. Vesting)

        o   Additional Retainer for
            Committee Chairs (All)               $ 5,000

        o   Additional Retainer for              $ 10,000
            Lead Director



Note: Meeting fees will be paid for Board and committee meetings that are held telephonically. No fees will be paid for teleconferencing updates.


All of the above will be effective January 3, 2006.